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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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ABGENIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2004

To Our Stockholders:

        I cordially invite you to attend the Abgenix, Inc. Annual Meeting of Stockholders, to be held on Monday, June 7, 2004 at 10:00 a.m. local time, at the Company's headquarters at 6701 Kaiser Drive, Fremont, California 94555. The formal Notice of Annual Meeting appears on the next page.

        This year you are asked to (1) elect seven members to our Board of Directors and (2) transact such other business as may properly come before the meeting.

        I urge you to vote for each of the seven nominees. It is important that your shares be represented, whether or not you plan to attend the meeting; therefore, please take a few minutes to vote now. To vote, mark, sign and date the enclosed proxy card, and return it in the enclosed prepaid envelope as promptly as possible.

        After the transaction of formal business, those attending the Annual Meeting will have the opportunity to ask questions of interest to Abgenix stockholders. You can find other detailed information about Abgenix, including our audited financial statements, in the enclosed Annual Report on Form 10-K for the year ended December 31, 2003.

        I appreciate your interest in Abgenix and urge you to vote your shares either in person or at the meeting by returning your proxy as soon as possible.

Best regards,

RAYMOND M. WITHY, PH.D. President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2004

TO THE STOCKHOLDERS OF ABGENIX, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abgenix, Inc., a Delaware corporation (the "Company"), will be held on Monday, June 7, 2004 at 10:00 a.m. local time, at the Company's principal executive offices located at 6701 Kaiser Drive, Fremont, California 94555, for the following purposes:

          1.     To elect seven directors to serve for the ensuing year and until their successors are elected; and

          2.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and at any adjournment or postponement thereof.

By Order of the Board of Directors

SUSAN L. THORNER Vice President, General Counsel and Corporate Secretary

Fremont, California
April 30, 2004

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ABGENIX, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 7, 2004

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board" or "Board of Directors") of Abgenix, Inc., a Delaware corporation ("Abgenix" or the "Company"), for use at the Annual Meeting of Stockholders to be held on Monday, June 7, 2004 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes described in this proxy statement and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive offices located at 6701 Kaiser Drive, Fremont, California 94555. The Company intends to mail this proxy statement and accompanying proxy card on or about April 30, 2004, to all stockholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Solicitation

        The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram, electronic mail or personal solicitation by directors, officers or other employees of the Company or, at the Company's request, Mellon Investor Services LLC. The Company will not pay any additional compensation to directors, officers or other employees for such services, but will pay Mellon Investor Services LLC its customary fee, estimated to be approximately $6,500, if it renders solicitation services.

Voting Rights and Outstanding Shares

        Holders of record of our common stock and our Series A-1 convertible preferred stock at the close of business on April 12, 2004 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 12, 2004, the Company had 88,388,954 shares of common stock and 50,000 shares of Series A-1 convertible preferred stock outstanding and entitled to vote. As of April 12, 2004, all shares of our Series A-1 convertible preferred stock were held by AstraZeneca UK Limited ("AstraZeneca").

        Each holder of record of our common stock on April 12, 2004 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The holder of our Series A-1 convertible preferred stock will be entitled to vote with the holders of common stock on an as-converted basis and will be have the voting power that a holder of 1,666,666 shares of our common stock would have on all matters to be voted upon at the Annual Meeting. The holders of a majority of the total voting power entitled to vote at the Annual Meeting, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the voting power represented in person or by proxy at the Annual Meeting is required for the election of directors.

        All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes." Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Annual Meeting for quorum purposes. An abstention will have the same effect as a negative vote except with respect to the election of directors, in which case an abstention will have no effect since directors are elected by a plurality vote. Broker "non-votes" are not counted in the tabulation of votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that item.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the corporate secretary of the Company at the Company's principal executive offices, 6701 Kaiser Drive, Fremont, California 94555, Attention: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

        To be considered for inclusion in the Company's proxy statement for the 2005 Annual Meeting of Stockholders (the "2005 Annual Meeting"), stockholder proposals must be received in writing by the Company no later than December 31, 2004. The proposals must be mailed to our principal executive offices, 6701 Kaiser Drive, Fremont, California 94555, Attention: Corporate Secretary. Such proposals may be included in the proxy statement for the 2005 Annual Meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

        Under the Company's Bylaws, any stockholder entitled to vote at the 2005 Annual Meeting who intends to present a proposal or make a nomination at that meeting but does not intend to have such proposal or nomination included in the Company's proxy statement for that meeting must submit the proposal or nomination to the Company in writing by (i) December 31, 2004, or (ii) a reasonable time before the Company mails its proxy statement for the 2005 Annual Meeting if the date of the 2005 Annual Meeting changes by more than 30 days from the one-year anniversary of the 2004 Annual Meeting. The stockholder submission must include certain information specified in the Company's Bylaws. Proposals not made in compliance with these procedures may not be recognized at the meeting.

        If a stockholder submitting a proposal does not comply with these requirements by failing to submit the proposal or nomination in a timely fashion, the Company may exercise discretionary voting authority under proxies it solicits to vote the proxies on the stockholder proposal or nomination in accordance with its best judgment. Further, the Company may exercise discretionary authority to vote on any shareholder proposal that was received in a timely manner as described in the preceding paragraph but that the Company has omitted from the proxy statement for the 2005 Annual Meeting pursuant to certain rules and regulations promulgated by the Securities and Exchange Commission.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board is composed of seven members, all of whom are elected annually. The Board has nominated seven directors for election at the Annual Meeting. Each director to be elected will hold office until the next Annual Meeting of Stockholders and until such director's successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company and was elected by the stockholders of the Company.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

Nominees

        The names of the nominees and certain information about them are set forth below:

Name	Age	Position(s)
R. Scott Greer	45	Chairman
M. Kathleen Behrens, Ph.D.(1)(3)	51	Director
Raju S. Kucherlapati, Ph.D.(2)(3)	61	Director
Kenneth B. Lee, Jr.(1)	56	Director
Mark B. Logan(1)(2)(3)	65	Director
Thomas G. Wiggans(2)(3)	52	Director
Raymond M. Withy, Ph.D.	49	President, Chief Executive Officer and Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Governance Committee

        R. Scott Greer has served as our Chairman of the Board since May 2000, and as one of our directors since June 1996. From June 1996 until April 2002, he served as our Chief Executive Officer and from June 1996 until December 2000, he served as our President. He also serves as a director of CV Therapeutics, Inc., Illumina, Inc. and Sirna Therapeutics, Inc. Previously, Mr. Greer held senior management positions at Cell Genesys, Inc., including Senior Vice President, Corporate Development and Chief Financial Officer, and various positions at Genetics Institute, Inc. Mr. Greer received a B.A. degree in Economics from Whitman College and an M.B.A. degree from Harvard University. Mr. Greer was also a certified public accountant

        M. Kathleen Behrens, Ph.D., has served as one of our directors since December 1997. She is currently a general partner of RS & Co. Venture Partners IV, LP, which is the general partner of a venture fund, RS & Co. IV, LP. From 1999 to 2003, Dr. Behrens was a Managing Director of RS Investments, where she managed venture funds. Prior to that, she held various positions with Robertson Stephens & Co., which she joined in 1983, including general partner and Managing Director. Dr. Behrens serves on the President's Council of Advisors on Science and Technology and the Science,

Technology and Economic Policy Board of the National Academies. Dr. Behrens received a Ph.D. degree in Microbiology from the University of California, Davis, where she performed genetic research for six years.

        Raju S. Kucherlapati, Ph.D., has served as one of our directors since June 1996. Dr. Kucherlapati was a founder of Cell Genesys and served as a director of Cell Genesys from 1988 to 1999. Since September 2001, he has been a Professor of Medicine and the Paul C. Cabot Professor of Genetics at Harvard Medical School and the Scientific Director of the Harvard Partners Center for Genetics and Genomics. Previously, Dr. Kucherlapati was the Saul and Lola Kramer Professor and the Chairman of the Department of Molecular Genetics at the Albert Einstein College of Medicine of Yeshiva University. Dr. Kucherlapati also serves as a director of Millennium Pharmaceuticals, Inc. Dr. Kucherlapati received a B.S. degree in Biology from Andhra University in India and a Ph.D. degree in Genetics from the University of Illinois, Urbana.

        Kenneth B. Lee, Jr., has served as one of our directors since March 2003. Mr. Lee is currently a consultant for life sciences companies. Mr. Lee served as President of A.M. Pappas & Associates, an international life sciences venture development company, from January 2002 to June 2002. From 1982 to December 2001, Mr. Lee was a partner at Ernst & Young LLP, which he joined as an employee in 1972. He served as Managing Director of Ernst & Young's Health Sciences Investment Banking group from 2000 to 2001 and co-founder of its Center for Strategic Transactions from 1997 to 2000. He previously served as Co-Chairman of its International Life Sciences Practice. He serves as a director of CV Therapeutics, Inc., Inspire Pharmaceuticals, Inc. and Pozen Inc. Mr. Lee also serves on the Board of the North Carolina Biotechnology Industry Organization and the Board of Visitors of the Lineberger Cancer Center of the University of North Carolina at Chapel Hill. Mr. Lee received a B.A. degree from Lenoir-Rhyne College and an M.B.A. degree from the University of North Carolina at Chapel Hill, and is a certified public accountant.

        Mark B. Logan has served as one of our directors since August 1997. Mr. Logan served as Chairman of the Board of VISX, Incorporated, a medical device company, from November 1994 until his retirement in May 2001. He also served as Chief Executive Officer of VISX from November 1994 until February 2001 and as President from November 1994 until February 1999. Previously, Mr. Logan served as Chairman of the Board and Chief Executive Officer of INSMED Pharmaceuticals, Inc. and held senior management positions at Bausch & Lomb, Inc., Becton, Dickinson and Company and Wyeth, and also served as a member of the board of directors of Bausch & Lomb. Mr. Logan currently serves as a director of Vivus, Inc. and the University of Virginia Heart and Vascular Center. Mr. Logan received a B.A. degree from Hiram College and a P.M.D. degree from Harvard Business School.

        Thomas G. Wiggans has served as one of our directors since April 2003. He has been the President, Chief Executive Officer and a director of Connetics Corporation, a pharmaceutical company, since July 1994. Previously, Mr. Wiggans served in various senior management positions for CytoTherapeutics, a biotechnology company, and for the Ares-Serono Group, a pharmaceutical company. He also held various sales and marketing positions with Eli Lilly & Co., a pharmaceutical company. He is currently a director of the Biotechnology Industry Organization and a member of its Executive Committee and its Emerging Company Section. He is also Chairman of the Biotechnology Institute, a non-profit educational organization. Mr. Wiggans received a B.S. degree in Pharmacy from the University of Kansas and an M.B.A. degree from Southern Methodist University

        Raymond M. Withy, Ph.D., has served as one of our directors since November 2001, as Chief Executive Officer since May 2002 and as our President since January 2001. From January 2001 to May 2002 he served as our Chief Operating Officer, from January to December 2000 he served as our Chief Business Officer and from June 1996 to January 2000 he served as Vice President, Corporate Development. Previously, Dr. Withy held various positions at Cell Genesys, most recently as Director of Business Development; served as a private consultant to the biotechnology industry; and worked at

Genzyme Corporation, a biotechnology company. Dr. Withy received a B.S. degree in Chemistry and Biochemistry and a Ph.D. degree in Biochemistry, both from the University of Nottingham.

BOARD OF DIRECTORS AND COMMITTEES

        The Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which is described below. During the fiscal year ended December 31, 2003, the Board of Directors held thirteen meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings of committees on which he or she served, that were held during the period in which he or she was a director or committee member, respectively. The Board has determined that the following members of the Board are independent within the meaning of the listing standards of the Nasdaq Stock Market: Dr. Behrens, Dr. Kucherlapti, Mr. Lee, Mr. Logan and Mr. Wiggans.

        In February 2004, the Board adopted a policy that it is appropriate for a majority of the Board to attend annual meetings. Dr. Withy was the only member of the Board who attended the annual meeting of stockholders in 2003.

        Any stockholder communications intended for the Board, or for any individual member or members of the Board, may be directed to the Company's corporate secretary at 6701 Kaiser Drive, Fremont, CA 94555. In general, all stockholder communications delivered to the Company's corporate secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder's instructions. However, the corporate secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials. The Board is currently considering the adoption of formal procedures for stockholder communications with the Board.

        Information regarding the submission of comments or complaints relating to the Company's accounting, internal accounting controls or auditing matters can be found on the Company's website at www.abgenix.com.

Audit Committee

        The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company's financial statements by the Company's independent accountants. The committee assists the Board of Directors in fulfilling its responsibility for oversight of the Company's accounting and financial reporting processes, its internal, financial and disclosure controls, the quality and integrity of its financial statements and the annual audit by the Company's independent accountants. The committee meets with the Company's independent accountants to review the results of the annual audit and to discuss the audited and interim financial statements and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The committee is directly responsible for the appointment, compensation, retention and oversight of the independent accountants. The committee also monitors compliance with the Company's Code of Ethics, which is applicable to all officers, employees and members of the Board of Directors. The charter of the Audit Committee is attached to this proxy statement as Appendix A. The Audit Committee met eight times during the last fiscal year. Dr. Behrens, Mr. Lee and Mr. Logan serve as members of the Audit Committee. The Board has determined that all members of the Audit Committee are independent within the meaning of the applicable SEC regulations and the listing standards of the Nasdaq Stock Market. In addition, the Board has determined that Mr. Lee is qualified as an audit committee financial expert within the meaning of the applicable SEC regulations.

Compensation Committee

        The Compensation Committee is responsible for reviewing and approving the Company's compensation philosophy and for reviewing the performance of, and establishing the compensation for, the Chief Executive Officer and the other officers of the Company. The Compensation Committee also acts as administrator of the employee stock plans and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee met seven times during the last fiscal year. Dr. Kucherlapati, Mr. Logan and Mr. Wiggans serve as members of the Compensation Committee. The Board has determined that all members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market.

Nominating and Governance Committee

        The Nominating and Governance Committee oversees the Company's governance practices, reviews and makes recommendations regarding the size and composition of the Board, recommends nominees for election to the Board and reviews any related party transactions. The charter of the Nominating and Governance Committee is available on the Company's website at www.abgenix.com and is attached to this proxy statement as Appendix B. The Nominating and Governance Committee met three times during the last fiscal year. Dr. Behrens, Dr. Kucherlapati, Mr. Logan and Mr. Wiggans serve as members of the Nominating and Governance Committee. The Board has determined that all members of the Nominating and Governance Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market.

        The Nominating and Governance Committee annually reviews the size and composition of the Board and develops a list of candidates for nomination to the Board in consultation with the Chairman of the Board and the Chief Executive Officer. The Committee will consider bona fide director candidates recommended by stockholders. At its discretion, the Committee may engage a third party search firm to identify potential candidates. The Committee may interview prospective candidates and have the Chairman of the Board and the Chief Executive Officer conduct interviews. The Committee discusses potential candidates and assesses their qualifications. The Committee believes that each director should possess high personal and professional ethics, relevant business experience, strength of character, mature judgment and familiarity with the Company's business and industry. In evaluating candidates, the Committee may consider, among other things, the following criteria: (1) personal qualities and characteristics, accomplishments and reputation in the business, professional or academic community; (2) personal and professional ethics and commitment to the interests of stockholders; (3) current knowledge of and contacts in the biotechnology and pharmaceutical industries, or other industries relevant to the Company's business and the communities in which the Company does business; (4) ability and willingness to commit adequate time; (5) the fit of the individual's skills and personality with those of other directors and potential directors; (6) independence within the meaning of the listing standards of the Nasdaq Stock Market; and (7) diversity of viewpoints, background and experience.

        Stockholders may submit recommendations for nominee candidates to the Committee in care of the Company's corporate secretary at 6701 Kaiser Drive, Fremont, California 94555. Stockholders recommending candidates should include the following information: (1) a statement from the candidate consenting to be named in the proxy statement and proxy card and to serve on the board if selected; (2) a statement from the candidate that he or she is eligible to serve as a director; (3) whether the candidate is independent within the meaning of the listing standards of the Nasdaq Stock Market; (4) the candidate's biographical data, including other boards on which the candidate serves, business experience and involvement in any legal proceedings involving the Company or any company of which he or she was a officer, director or stockholder; (5) transactions and relationships between the candidate and the recommending security holder, on one hand, and the Company or its management, on the other hand; and (6) any material proceedings to which the candidate or his or her associates is a party that are adverse to the Company. The Committee may request additional information regarding any candidate, as it deems appropriate, and may conduct a background check.

CODE OF ETHICS

        The Company has adopted a Code of Ethics applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and other persons performing similar functions. The Code of Ethics is a statement of business practices and principles of behavior that support the Company's commitment to conducting business with honesty and integrity. It covers topics including, but not limited to, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code. A copy of the Code of Ethics is available on the Company's website at www.abgenix.com. Any amendment of the Code of Ethics or any waiver of its provisions for a director, executive officer or senior financial officer must be approved by the Board of Directors. The Company will publicly disclose any such waivers or amendments pursuant to applicable SEC and Nasdaq Stock Market regulations.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's common stock and Series A-1 convertible preferred stock as of April 12, 2004, by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table (provided below); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of its voting securities.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Wellington Management Company, LLP(4) 75 State Street Boston, MA 02109	9,034,302	10.22%
Cell Genesys, Inc.(5) 342 Lakeside Drive Foster City, CA 94404	7,444,210	8.42%
FMR Corp.(6) 82 Devonshire Street Boston, MA 02109	5,015,770	5.67%
T. Rowe Price Associates, Inc.(7) 100 East Pratt Street Baltimore, MD 21202	4,519,307	5.11%
AstraZeneca UK Limited(8) Alderley House, Alderley Park Macclesfield, Cheshire SK10 4TF United Kingdom	3,333,333	3.63%
R. Scott Greer(9)	1,357,817	1.52%
M. Kathleen Behrens, Ph.D.(10)	358,717	*
Raju S. Kucherlapati, Ph.D.(11)	370,100	*
Kenneth B. Lee, Jr.(12)	11,666	*
Mark B. Logan(13)	165,300	*
Thomas G. Wiggans(14)	11,833	*
Raymond M. Withy, Ph.D.(15)	670,626	*
C. Geoffrey Davis, Ph.D.(16)	421,085	*
Kurt Leutzinger(17)	535,001	*
Patrick M. Murphy(18)	328,133	*
Gisela M. Schwab(19)	516,184	*
All directors and executive officers as a group (13 persons)(20)	5,168,263	5.57%

*
Represents beneficial ownership of less than one percent of the Company's common stock.

(1)
Unless otherwise indicated, the mailing address for each individual is c/o Abgenix, Inc., 6701 Kaiser Drive, Fremont, California 94555.

(2)
This table is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)
Applicable percentages are based on 88,388,954 shares outstanding on April 12, 2004.

(4)
In a filing on Schedule 13G, dated February 12, 2004, Wellington Management Company, LLP ("WMC"), in its capacity as investment adviser, reported that it may be deemed to beneficially own 9,034,302 shares, which are held of record by WMC's clients. According to the disclosure contained in WMC's Schedule 13G, WMC has shared power to dispose or to direct the disposition of 9,034,302 shares and has shared power to vote or direct the voting of 6,883,282 shares.

(5)
Based on a filing on Schedule 13G, dated January 29, 2004.

(6)
In a filing on Schedule 13G, dated February 16, 2004, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, reported that it is the beneficial owner of 5,015,770 shares as a result of acting as investment adviser to various registered investment companies (each a "Fund" or the "Funds"). According to the disclosure contained in Fidelity's Schedule 13G: (a) each of Edward C. Johnson 3d (Chairman of FMR Corp.), FMR Corp. (through its control of Fidelity) and the Funds have sole power to dispose of the 5,015,770 shares owned by the Funds; (b) neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees; and (c) Fidelity carries out the voting of the shares under written guidelines established by the Fund's Boards of Trustees. Fidelity's Schedule 13G further states that (a) members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. (b) Mr. Johnson owns 12.0% and Abigail P. Johnson (a Director of FMR Corp.) owns 24.5% of the aggregate outstanding voting stock of FMR Corp.; and (c) the Johnson family group and all other Class B shareholders have entered into a voting agreement under which all Class B shares will be voted in accordance with the majority vote of the Class B shares; therefore, members of the Johnson family may be deemed, under the Investment Company Act, of 1940 to be a controlling group with respect to FMR Corp.

(7)
In a filing on Schedule 13G, dated February 13, 2004, T. Rowe Price Associates, Inc. ("Price Associates") reported that it is the beneficial owner of 4,519,307 shares and that Price Associates has shared power to dispose or to direct the disposition of 4,519,307 shares and has shared power to vote or direct the voting of 1,104,357 shares.

(8)
In October 2003, in connection with a collaboration and license agreement, the Company entered into a securities purchase agreement with AstraZeneca and issued to AstraZeneca (A) $50 million of Series A-1 convertible preferred stock that is mandatorily redeemable at the seven-year anniversary of its issuance date and (B) $50 million of Series A-2 convertible preferred stock. On February 19, 2004, we redeemed all shares of Series A-2 convertible preferred stock and, in exchange for a loan from AstraZeneca in the amount of $50 million, we issued to AstraZeneca a convertible subordinated promissory note having a face amount of $50 million and a maturity date of October 29, 2013. As of April 12, 2004, AstraZeneca beneficially owned 100% of our issued and outstanding shares of Series A-1 convertible preferred stock. At any time prior to the earlier of the redemption of the convertible preferred stock, or repayment of the principal amount of the convertible subordinated note, AstraZeneca may convert the convertible preferred stock or the convertible subordinated note, respectively, into shares of common stock at a conversion price of $30.00 per share, as adjusted from time to time pursuant to the terms of such securities. The Series A-1 convertible preferred stock may be converted by AstraZeneca within 60 days of April 12, 2004 into 1,666,666 shares of our common stock and the convertible subordinated note may be converted by AstraZeneca within 60 days of April 12, 2004 into 1,666,666 shares of our common stock. In addition, the Company has the right, subject to certain conditions, to force conversion of the Series A-1 convertible preferred stock and the convertible subordinated note into shares of common stock at a conversion price equal to the lower of (x) $30.00 per share and (y) the then-current market price of the Company's common stock. Holders of Series A-1 convertible preferred stock have the right to vote with the common stock on an as-converted basis as if the shares of Series A-1 convertible preferred stock were converted into shares of common stock at a conversion price of $30.00 per share. The convertible subordinated note has no voting rights unless and until it is converted into shares of common stock.

(9)
Includes 1,050,666 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(10)
Includes 31,800 shares owned by her spouse and 7,151 shares owned by each of two children. Also, includes 212,500 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(11)
Includes 1,270 shares owned by his son. Also, includes 340,100 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(12)
Includes 11,666 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(13)
Includes 165,300 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(14)
Includes 10,833 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(15)
Includes 599,193 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(16)
Includes 406,887 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(17)
Includes 5,000 shares owned by each of two children and 25,000 shares owned by a family trust. Also includes 323,179 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(18)
Includes 325,237 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(19)
Includes 506,779 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

(20)
Includes 4,373,805 shares issuable upon exercise of options exercisable within 60 days of April 12, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, the Company believes that all applicable Section 16(a) filing requirements were met, except that one Form 4 filed on behalf of C. Geoffrey Davis to report an exercise of stock options was one day late and one Form 5 filed on behalf of Raju Kucherlapati to report a gift to his son was late due to an administrative error.

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company receives a yearly retainer, paid quarterly, as well as fees for each board and committee meeting attended in person or by teleconference, as follows:

Service	Amount
Retainer—Board Chairman	$50,000
Retainer—Audit Committee Chair	$40,000
Retainer—Other Committee Chairs	$35,000
Retainer—Board Member	$30,000
Fee per Board meeting attended in person—Chairman	$2,000
Fee per Board meeting attended in person Board—Member	$1,500
Fee per Board meeting attended by teleconference—Board Chairman	$1,000
Fee per Board meeting attended by teleconference—Board Member	$750
Fee per Committee meeting attended—Committee Chair	$1,000
Fee per Committee meeting attended—Board Member	$750

The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

        Each non-employee director of the Company also receives stock option grants under the 1998 Director Option Plan, as amended (the "Directors Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors Plan. Options granted under the Directors Plan do not qualify as incentive stock options under the Internal Revenue Code.

        Option grants under the Directors Plan are non-discretionary. As of February 2003, each new non-employee director is automatically granted under the Directors Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 40,000 shares of common stock of the Company on the date such person becomes a non-employee director. These options vest in equal monthly installments over a four-year period from the date of grant. Also, as of February 2003, each member of the Company's Board of Directors who is not an employee of the Company is automatically granted under the Directors Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 15,000 shares of common stock of the Company on the date of the Company's Annual Meeting of Stockholders, if on such date he or she has served on the Board for at least six months. These options are fully vested upon grant. No other options may be granted at any time under the Directors Plan. The exercise price of options granted under the Directors Plan is 100% of the fair market value of our common stock on the date of grant based on the closing price reported on the Nasdaq National Market.

        The term of options granted under the Directors Plan is seven years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will continue in effect, if the Company is the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity. If the successor corporation does not assume an outstanding option or substitute for it an equivalent option, then the option shall become fully vested and exercisable. In addition, following such assumption or substitution, if the optionee's status as a director is terminated other than upon a voluntary resignation by the optionee, the option shall become fully vested and exercisable.

        During the last fiscal year, the Company granted options covering 15,000 shares of its common stock to Mr. Greer, Ms. Behrens, Dr. Kucherlapti and Mr. Logan on the date of the Company's Annual Meeting of Stockholders, at an exercise price per share of $10.99, and options covering 40,000 shares of its common stock to Mr. Lee and Mr. Wiggans upon their joining the Board, at an exercise price per share of $6.94 and $7.99, respectively.

        In recognition of the increased responsibilities being performed at the request of the Board of Directors by the Chairman of the Board, Mr. Greer was granted an option to acquire 10,000 of common stock of the Company under the Company's 1996 Incentive Stock Option Plan in October 2003. These options were fully vested upon grant and have a term of seven years.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

        The following table shows for the fiscal years ended 2003, 2002 and 2001 compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its four other most highly compensated executive officers at December 31, 2003, each of whose aggregate compensation during the last fiscal year exceeded $100,000 (the "Named Executive Officers"):

Summary Compensation Table

Long-Term Compensation
Annual Compensation
Name and Principal Position	Fiscal Year				Securities Underlying Options (#)	All Other Compensation ($)
		Salary ($)	Bonus ($)
Raymond M. Withy, Ph.D. President and Chief Executive Officer	2003 2002 2001	$380,000 366,667 300,000		$129,200 — 157,500	140,000 240,000 100,000		— — —
C. Geoffrey Davis, Ph.D. Chief Scientific Officer	2003 2002 2001	$269,000 269,000 251,337		$68,595 — 75,401	44,000 28,500 50,000		— — —
Kurt Leutzinger Chief Financial Officer(1)	2003 2002 2001	$291,389 273,000 255,195	$	— — 76,559	44,000 28,500 50,000	$	— 5,630 5,630	(2) (2)
Patrick M. Murphy Senior Vice President, Production Services	2003 2002 2001	$240,365 209,013 197,182		$61,293 — 49,296	80,000 23,500 35,000		— — —
Gisela M. Schwab, M.D. Chief Medical Officer	2003 2002 2001	$267,000 267,000 240,592		$68,085 — 60,148	44,000 70,000 90,000		$6,700 6,700 6,700	(3) (3) (3)

(1)
Mr. Leutzinger resigned as the Company's Chief Financial Officer effective December 31, 2003.

(2)
Consists of imputed interest income on a loan from us to Mr. Leutzinger.

(3)
Consists of imputed interest income on a loan from us to Dr. Schwab.

Option Grants in Last Fiscal Year

        The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 2003. All these options were awarded under our 1996 Incentive Stock Plan, except as noted below.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(4)
	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year(2)
Name			Exercise or Base Price ($/Share)(3)	Expiration Date
					5%	10%
Raymond M. Withy, Ph.D	140,000	5.92%	$8.8700	04/02/10	$505,537	$1,178,117
C. Geoffrey Davis, Ph.D.	44,000	1.86%	8.8700	04/02/10	158,883	370,265
Kurt Leutzinger	44,000	1.86%	8.8700	04/02/10	158,883	370,265
Patrick M. Murphy(5)	80,000	3.38%	8.8700	04/02/10	288,878	673,210
Gisela M. Schwab, M.D.	44,000	1.86%	8.8700	04/02/10	158,883	370,265

(1)
With respect to the grants to officers, 3/48th of the options became exercisable on the date of grant and an additional 1/48th of the options become exercisable on the first day of each calendar month thereafter, with full vesting occurring four years after the date of grant. In each case, vesting is subject to the optionee's continued relationship with us. The options expire seven years from the date of grant, or earlier upon termination of service to the Company as an employee or other service provider.

(2)
Based on an aggregate of 2,365,473 options granted by us in the year ended December 31, 2003, to our employees, non-employee directors of and consultants, including the Named Executive Officers.

(3)
Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(4)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. We cannot provide any assurance to any executive officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers. The potential realizable value is calculated by assuming that the fair value of our common stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The potential realizable value computation is net of the applicable exercise price, but does not take into account applicable federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock.

(5)
These options, awarded prior to Mr. Murphy's promotion to Senior Vice President, Production Services, were granted under the Company's 1999 Nonstatutory Stock Option Plan.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth for each of the Named Executive Officers the number of shares of our common stock acquired and the dollar value realized upon exercise of options during the year ended December 31, 2003, and the number and value of securities underlying unexercised options held at December 31, 2003:

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(2)
Name	# Shares Acquired on Exercise	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Raymond M. Withy, Ph.D.	—	—	529,060	277,358	$1,654,454	$375,551
C. Geoffrey Davis, Ph.D.	12,000	$102,360	386,005	65,495	1,820,989	118,031
Kurt Leutzinger	45,736	357,486	305,109	—	858,734	—
Patrick M. Murphy	—	—	279,071	109,429	63,799	214,601
Gisela M. Schwab, M.D.	—	—	479,250	94,750	997,089	118,031

(1)
Value realized reflects the aggregate fair market value of our common stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

(2)
Value of unexercised in-the-money options are based on a value of $12.35 per share, the closing price of our common stock on December 31, 2003. Amounts reflected are based on the value of $12.35 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

CHANGE OF CONTROL AGREEMENTS

        We have entered into change of control severance agreements with Messrs. Davis, Murphy and Withy and Dr. Schwab. These agreements provide in pertinent part that if any of the following events occur within 24 months following a change of control, then the Company, or any successor to the Company, must pay the affected officer such officer's salary and bonus, at the rate in effect just prior to the change of control, for one year, or in Dr. Withy's case two years: (i) a termination of the officer's employment without good cause; (ii) a reduction in the officer's salary, a material reduction in the officer's benefits or a substantial reduction of the officer's perquisites, such as office space, without such officer's consent or a good business reason; (iii) a significant reduction in the officer's duties, position or responsibilities without such officer's consent; or (iv) a relocation of the officer's employment by more than 35 miles without such officer's consent.

        These agreements further provide for "gross up" payments to the officers in the event that they are subject to the tax code's excise tax on so-called "excess parachute payments." For purposes of these agreements, a change in control includes (1) a person becoming the beneficial owner of more than 50% of the total voting power represented by the Company's securities; (2) a merger or consolidation in which Abgenix stockholders immediately before the transaction own less than 50% of the total voting power represented by the Company's securities after the transaction; (3) liquidation or sale of all or substantially all of the Company's assets; or (4) certain changes in the composition of the Board such that the incumbent directors before the change are less than a majority of the Board after the change.

        The Company's Board of Directors has approved a plan which provides that in the event of a change in control of Abgenix, options granted under the 1996 Incentive Stock Option Plan to an Abgenix employee whose employment is terminated without cause within 24 months of the change in control will become exercisable in full. For these purposes, a change in control includes: (1) a person becoming the beneficial owner of 50% or more of our outstanding voting securities; (2) certain changes in the composition of our Board of Directors occurring within a two-year period; or (3) a merger or consolidation in which Abgenix stockholders immediately before the transaction own less than a majority of the outstanding voting securities of the surviving entity, or its parent, immediately after the transaction.

CERTAIN TRANSACTIONS

        On February 27, 1998, Mr. Leutzinger and Abgenix entered into a relocation loan agreement pursuant to which Abgenix loaned $100,000 to Mr. Leutzinger in exchange for a promissory note from Mr. Leutzinger secured by a deed of trust. No interest was to accrue on the promissory note until June 30, 2003. This loan was paid in full in 2003.

        On December 18, 2003, Mr. Leutzinger and Abgenix entered into separation and consulting agreements in connection with Mr. Leutzinger's resignation from the Company. Pursuant to these agreements, Mr. Leutzinger resigned his employment with the Company and became a consultant effective December 31, 2003, and, in consideration for financial and strategic consulting services, will be paid his gross monthly salary, as in effect at the time of his resignation, for six months, one quarter of his gross monthly salary for the subsequent 12 months, and $1,400 a month for the cost of health insurance continuation coverage for the entire 18 month period.

        On May 5, 2000, Dr. Schwab and Abgenix entered into a relocation loan agreement pursuant to which Abgenix loaned $100,000 to Dr. Schwab in exchange for a promissory note from Dr. Schwab secured by a deed of trust. No interest accrues on the promissory note until May 2005. As of December 31, 2003, the outstanding principal balance of the promissory note was $100,000.

        On October 11, 2000, Gayle Mills, Vice President, Business Development, and Abgenix entered into a loan agreement pursuant to which Abgenix loaned $100,000 to Ms. Mills in exchange for a promissory note from Ms. Mills secured by a deed of trust. No interest accrues on the promissory note until October 2005. As of December 31, 2003, the outstanding principal balance of the promissory note was $100,000.

        We have entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Abgenix, and otherwise to the full extent permitted under Delaware law and the Bylaws.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Dr. Kucherlapati, Mr. Logan and Mr. Wiggans serve as members of our Compensation Committee. None of the members of our Compensation Committee has been, at any time since our formation, an officer or employee of Abgenix. None of our executive officers serves or has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes information as of December 31, 2003, concerning our equity compensation plans, pursuant to which options, restricted stock or other rights to acquire shares may be granted from time to time.

	Number of Securities to be Issued Upon Exercise of Outstanding Options(3)	Weighted-Average Exercise Price per Share of Outstanding Options(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(4)
Equity compensation plans approved by stockholders(1)	4,623,889	$14.34	2,461,228
Equity compensation plans not approved by stockholders(2)	7,740,928	$31.75	4,648,214

Total	12,364,817	$25.24	7,109,442

(1)
Includes the Amended and Restated 1996 Incentive Stock Plan, the 1998 Employee Stock Purchase Plan and the Amended and Restated 1998 Director Option Plan.

(2)
Includes the Amended and Restated 1999 Nonstatutory Stock Option Plan and the Canadian Employee Stock Purchase Plan.

(3)
Does not include purchase rights accruing under the 1998 Employee Stock Purchase Plan or the Canadian Employee Stock Purchase Plan for offering periods beginning after October 31, 2003, the number and exercise price of which will not be determinable until the expiration of such offering periods.

(4)
The maximum number of shares available for sale under the 1998 Employee Stock Purchase Plan is automatically increased on the date of each annual meeting of stockholders by the lesser of one million shares, one percent of the outstanding shares of the Company on the record date for such annual meeting of stockholders, or a lesser amount determined by the Board of Directors.

Summary of Equity Compensation Plans Not Approved by Stockholders

        The Company's Canadian Employee Stock Purchase Plan, or Canadian Plan, was adopted in April 2002. The Canadian Plan enables certain eligible employees to purchase common stock at the average market price on the first or the last day of each six-month purchase period, whichever is lower. Eligible employees may authorize periodic payroll deductions of up to 15% of eligible compensation for common stock purchases, with certain limitations. As of December 31, 2003, 200,000 shares had been authorized under the Canadian Plan and 20,964 shares had been issued.

        The Company's Amended and Restated Nonstatutory 1999 Stock Option Plan, or 1999 Plan, was adopted in October 1999. The number of shares of common stock authorized for issuance to employees and consultants under the 1999 Plan is 12,600,000. As of December 31, 2003, options to purchase an aggregate of 7,740,928 shares were outstanding and 4,469,178 shares were available for future grant under the 1999 Plan. Options cannot be granted under the 1999 Plan to directors and executive officers of the Company, except that options may be granted to an officer not previously employed by the Company as an inducement essential to that individual entering into an employment contract with the Company. The 1999 Plan provides for the grant of stock options at no less than the public market closing price of the underlying common stock on the date of grant. Options granted under the 1999 Plan generally have a term of seven to ten years and vest over four years. The 1999 Plan is administered by the Compensation Committee, pursuant to authority delegated by the Board and options are granted at the discretion of the administrator.

REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for reviewing and approving the Company's compensation philosophy and for reviewing the performance of, and establishing the compensation for, the Chief Executive Officer and the other officers of the Company. The Compensation Committee also acts as administrator of the employee stock plans and performs such other functions regarding compensation as the Board may delegate.

        The goal of the Company's compensation policies is to align executive compensation with business objectives and corporate performance and to attract and retain executives who contribute to the long-term success and value of Abgenix. The Company endeavors to achieve its compensation goals through the implementation of policies that are based on the following principles:

  •
  THE COMPANY PAYS COMPETITIVELY FOR EXPERIENCED, HIGHLY SKILLED EXECUTIVES

        The Company operates in the competitive and rapidly changing biopharmaceutical industry. Executive base compensation is targeted to the median salary paid to comparable executives in companies of similar size and location, and with comparable responsibilities. The Committee surveys other pharmaceutical and biotechnology companies, including companies in the Nasdaq Pharmaceutical Index, for purposes of comparison. The individual executive's salary is adjusted annually based on corporate performance, individual performance and the relative compensation of the individual compared to the comparable medians. The Committee's assessment is that the salaries of Abgenix's executives are comparable to the medians for the Company's industry.

  •
  THE COMPANY REWARDS EXECUTIVES FOR SUPERIOR PERFORMANCE

        The Compensation Committee believes that a substantial portion of each executive's compensation should be in the form of bonuses. Executive bonuses are based on a combination of individual performance and the attainment of corporate goals. These corporate goals may include such items as (1) the financial performance of Abgenix; (2) the pace of product development activities; and (3) the development of new technologies. Individual performance goals are based on specific objectives that must be met in order for the Company to achieve its corporate goals. In order to attract and retain executives who are qualified to excel in the biopharmaceutical industry, the Company awards higher bonuses based on performance in excess of the corporate goals.

  •
  THE COMPANY STRIVES TO ALIGN LONG-TERM STOCKHOLDER AND EXECUTIVE INTERESTS

        In order to align the long-term interests of executives with those of stockholders, the Company grants all employees, and particularly executives, options to purchase stock. Options are granted at the closing price of the Company's common stock on the date of grant and will provide value only when the price of the common stock increases above the exercise price. Options are subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time and the size of these grants is based on individual performance, prior grants and levels determined to be competitive in the market.

Chief Executive Officer Compensation

        Dr. Withy became the Company's Chief Executive Officer on May 1, 2002. His salary and stock option grant for fiscal 2003, set forth in the Summary Compensation Table appearing on page 11, are consistent with the criteria described above and with the Compensation Committee's evaluation of his overall leadership and management of Abgenix. 2003 was a year of significant accomplishments for the Company. During fiscal year 2003, the Company completed construction of its manufacturing facility for the production of antibody based product candidates and completed validation of portions of the facility. In addition, after an inspection by the State Department of Health Services the Company received a Drug Manufacturers License that allows the Company to manufacture and ship clinical material from this facility. Furthermore, the Company and Amgen's wholly owned subsidiary, Immunex Corporation, advanced ongoing Phase 2 clinical trials of ABX-EGF (panitumumab), the Company's leading antibody therapeutic product candidate. The Company and Immunex also amended their agreement for co-development of ABX-EGF to clarify clinical development, manufacturing and commercialization responsibilities and to make available to the Company $60 million in the form of advances from Immunex that may be used by the Company to fund a portion of its share of development and commercialization costs. Under a separate agreement, the Company will manufacture both clinical and early commercial supplies of ABX-EGF with Immunex's support and assistance. In addition, the Company entered into a broad oncology collaboration with AstraZeneca and in connection with that collaboration raised approximately $100 million through an investment in the Company by AstraZeneca. Finally, the Company entered into new collaborations and enhanced existing relationships.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code provides that compensation paid to a public company's chief executive officer and its four other highest paid executive officers in tax years 1994 and thereafter in excess of $1 million is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Based on fiscal year 2003 compensation levels, no such limits on the deductibility of compensation applied to any officer of Abgenix.

Summary

        The Compensation Committee believes that the Company's compensation policy as practiced to date by the Compensation Committee and the Board has been successful in attracting and retaining qualified employees and in tying compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as Abgenix endeavors to achieve its short-term goals while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for its products.

                      Respectfully submitted,

                      Raju S. Kucherlapati, Ph.D.
                      Mark B. Logan
                      Thomas G. Wiggans

        THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

ANNUAL REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the Company's, its internal controls, the quality and integrity of its financial statements and the annual audit by the Company's independent accountants.

        The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company's financial statements. The Company's Audit Committee is responsible for assisting the Board of Directors in fulfilling its responsibility for oversight of the Company's accounting, and financial reporting processes, its internal accounting, financial and disclosure controls, the quality and integrity of its financial statements and the annual audit by the Company's independent accountants. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent accountants. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this proxy statement. Dr. Behrens, Dr. Kucherlapati and Mr. Logan served as members of the Audit Committee during 2002. In April 2003, the Committee was reconstituted to include Dr. Behrens, Mr. Lee and Mr. Logan. The Board of Directors and the Committee believe that each member is an "independent director" within the meaning of the listing standards of the Nasdaq Stock Market.

        In carrying out its responsibilities, the Audit Committee met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants provided to the Audit Committee the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence. The Committee considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence. In accordance with applicable law, the Committee considered and gave its approval in advance for certain non-audit services, including accounting consultations, tax compliance and preparation services and transfer pricing services.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                      Respectfully submitted,

                      M. Kathleen Behrens, Ph.D.
                      Kenneth B. Lee
                      Mark B. Logan

        THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

ACCOUNTANTS

        The Audit Committee has retained Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2003. Ernst & Young LLP has audited the Company's financial statements since the Company's inception in 1996. During fiscal year 2003, Ernst & Young LLP served as the Company's independent accountants and provided certain tax and consulting services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement at the meeting if he or she so desires, and will be available to respond to appropriate questions.

        Fees billed to the Company by Ernst & Young LLP during the fiscal years ended December 31, 2003 and 2002 were as follows:

	2003	2002
Audit Fees	$340,400	$353,010
Audit-Related Fees	21,289	16,738
Tax Fees	285,609	145,078
All Other Fees	—	—

Total	$647,298	$514,826

        Audit Fees:    This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings for those fiscal years.

        Audit-Related Fees:    This category consists of services by the Company's independent accountants that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under Audit Fees, including accounting consultations in both 2003 and 2002.

        Tax Fees:    This category consists of professional services rendered for tax compliance and preparation and other tax advice. The total amount of fees billed for tax services in these years includes fees of $107,646 and $93,619 for tax compliance and preparation in 2003 and 2002, respectively, and fees of $177,963 and $51,459 for other tax-related services in 2003 and 2002, respectively, including transfer pricing services and tax planning services in 2003 and 2002.

        The Audit Committee has considered whether the nature of the services provided by Ernst & Young LLP in exchange for the foregoing fees is compatible with maintaining their independence as the Company's principal accountants.

Pre-Approval Policies and Procedures

        The Audit Committee has pre-approved all audit and permissible non-audit services to be provided by the Company's independent accountants through a combination of specific pre-approval and general pre-approval policies and procedures. Unless a type of service has received general pre-approval, proposed services to be provided by the Company's independent accountants must receive specific approval. The only audit and non-audit services and corresponding payment of fees for any such services that the Audit Committee may approve are those that, individually and in the aggregate, do not compromise the independence of the Company's independent accountant. The Audit Committee considers, among other things, whether such services and are consistent with applicable regulations regarding auditor independence; whether the provision of such services would impair the independent accountant's independence; and whether the independent accountant is best positioned to provide the most effective and efficient service.

  Specific Pre-Approval

        The Audit Committee may grant specific pre-approval for any engagement for audit, audit-related, tax and other services to be provided by the Company's independent accountants. The Chair of the Audit Committee has sole authority to pre-approve services if the services are expected to generate fees of no more than $10,000. The Chair is to report any such approval to the Audit Committee at its next meeting.

  General Pre-Approval

        The Audit Committee may grant general pre-approval for categories or types of audit, audit-related, tax and other services that may be provided by the Company's independent accountants without obtaining specific pre-approval from the Audit Committee for projects or consultations for which the total per-project fees are expected to amount to no more than $50,000. The categories or types of services that the Audit Committee may generally pre-approve must be detailed as to the particular services to be provided. The term of any general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee provides for a shorter period.

COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT*

        The stock price performance depicted in the following graph is not necessarily indicative of future price performance. The information contained in the stock performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent the company specifically incorporates it by reference into such filing.

        The following graph shows a comparison of total stockholder return for holders of our common stock from December 31, 1998 through December 31, 2003, compared with the Nasdaq Composite Index, the Nasdaq Biotech Index and the Nasdaq Pharmaceutical Index. For the preceding fiscal year, the Company showed a comparison to the Nasdaq Pharmaceutical Index. The Company believes that the Nasdaq Biotech Index is currently the most appropriate published industry index for these purposes because of the nature of the Company's business. This graph is presented pursuant to the Securities and Exchange Commission rules. We believe that while total stockholder return can be an important indicator of corporate performance, the stock prices of biopharmaceutical companies such as Abgenix are subject to a number of market-related factors other than company performance, such as competitive announcements, drug discovery and commercialization, mergers and acquisitions in the industry, the general state of the economy, and the stock price performance of other biopharmaceutical companies.

*
$100 invested on 12/31/98 in Abgenix common stock or in the indices—including reinvestment of dividends. Fiscal year ending December 31.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        Any person who was a beneficial owner of our capital stock on the record date for the Annual Meeting may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission without charge (except for exhibits to such annual report, which will be furnished upon payment of the Company's reasonable expenses in furnishing such exhibits). The request for such materials should identify the person making the request as a stockholder of the Company as of the record date and should be directed to Investor Relations, 6701 Kaiser Drive, Fremont, California 94555. In addition, the Company's Annual Report on Form 10-K, and other reports that the Company files with the Securities and Exchange Commission, are available on or through the Company's Internet website, www.abgenix.com.

                      By Order of the Board of Directors

                      Fremont, California
                      April 30, 2004

Appendix A

ABGENIX, INC.
AUDIT COMMITTEE CHARTER
(effective as of February 11, 2004)

        There shall be a Committee of the Board of Directors to be known as the Audit Committee with purpose, composition, duties and responsibilities, as follows:

          1.    Purpose of the Committee.    The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Committee shall provide assistance to the Board of Directors in overseeing the Company's accounting and financial reporting processes, its internal accounting, financial and disclosure controls, the quality and integrity of the its financial statements and the annual audit by the Company's independent auditors. In so doing, the Committee shall endeavor to maintain free and open communication between the Committee, the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain, and determine the funding for, outside legal counsel, accountants or other consultants to advise the Committee on any matter within the scope of its responsibilities. The Committee is further empowered to determine the funding for its own administrative expenses.

          2.    Composition of the Committee.    The Board of Directors shall appoint the members of the Committee. The Committee will be composed of not less than three Board members. Each member of the Committee shall be an independent director, as that term is defined by the Board of Directors, consistent with current law. The Board of Directors shall designate the Chairperson of the Committee. All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an "audit committee financial expert" within the meaning of applicable Securities and Exchange Commission requirements.

          3.    Duties and Responsibilities.    The primary responsibility of the Committee is to oversee the Company's accounting and financial reporting processes on behalf of, and to report the results of its activities to, the Board of Directors. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The policies and procedures of the Committee in carrying out its responsibilities should remain flexible in order to best react to changing conditions and circumstances. The specific duties and responsibilities of the Committee shall include the following:

    •
    The Committee has sole and direct responsibility for the appointment, compensation, retention (and where appropriate, replacement) and oversight of the Company's independent auditors, who shall report directly to the Committee.

    •
    The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the Committee, as representatives of the Company's shareholders.

    •
    The Committee shall review annually the selection of the Company's independent auditors.

    •
    The Committee shall review and discuss with the auditors their independence from the Company and actively engage the auditors in a dialogue with respect to any disclosed relationship or services that may impact their objectivity and independence. The Committee shall require the independent auditors to provide a formal written statement delineating all relationships between the independent auditors and the Company consistent with the Independence Standards Board Standard 1.

    •
    The Committee shall establish policies and procedures for review and pre-approval by the Committee of all audit services and all permissible non-audit services (including the fees and terms thereof) to be provided by the independent auditors, and the Committee shall have sole authority to determine whether, when and how the independent auditors are engaged by the Company to provide non-audit services.

    •
    The Committee shall discuss with the independent auditors the overall scope of and plans for the annual audit, including the adequacy of staffing and compensation. Further, the Committee shall meet with the independent auditors to discuss the results of the annual audit and accompanying management letters, and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and applicable law.

    •
    The Committee shall review with management and the independent auditors the audited financial statements and related footnotes, Management's Discussion and Analysis and all other financial information proposed to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality of accounting principles, the application of significant accounting policies, the reasonableness of significant judgments and the clarity of the disclosures therein. Further, the Committee shall review and discuss with management the Company's annual earnings press releases prior to publication.

    •
    The Committee shall discuss with management and the independent auditors the adequacy and effectiveness, as well as conduct an annual review, of the Company's accounting, financial and internal financial and disclosure controls, including any suggested improvements or any material weaknesses reported by the independent auditors, management reports concerning the Company's internal controls and reports by the independent auditors attesting to the Company's internal controls.

    •
    The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Committee shall discuss with the independent auditors the results of their quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Further, the Committee shall review and discuss with management the Company's quarterly earnings press releases prior to publication. The Committee will discuss quarterly with management and the independent auditors the disclosure controls and management's certification of those controls.

    •
    The Committee shall review and approve any "non-GAAP" financial disclosures (including but not limited to pro forma financial disclosures) prior to their release by the Company.

    •
    The Committee shall review and discuss with management any off-balance sheet financing arrangements to which the Company is a party.

    •
    The Committee shall review and discuss with management appropriate Current Reports on Form 8-K.

    •
    The Committee shall establish, oversee, and review annually procedures consistent with legal requirements for: the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, auditing or legal compliance matters, including procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and the

      Company's Policy Implementing the SEC Rule on Professional Standards of Conduct for Attorneys.

    •
    The Committee shall review at least annually with management and the auditors the Company's code of ethics and the Company's whistleblower policy, and monitor compliance therewith.

    •
    The Committee shall review and discuss accounting pronouncements, initiatives and proposed rule changes relevant to the Company.

    •
    The Committee shall prepare a report to be included in the Company's proxy statement in accordance with the requirements of the Securities and Exchange Commission.

    •
    The Committee shall review and reassess this charter on an annual basis in conjunction with the Governance Committee, which shall recommend any proposed changes to the Board of Directors.

    •
    The Committee shall review on an annual basis any policies adopted by the Committee, including its policy regarding the pre-approval of audit and non-audit services.

    •
    The Committee shall review such other matters (primarily financial matters) as is deemed appropriate by the Board of Directors and the Committee itself. By way of example, such other areas might include risk management and investment performance.

          4.    Meetings.    The Chairman of the Board of Directors, any member of the Committee or the Secretary of the Company may call meetings of the Committee. In its sole discretion, the Committee may decide to hold separate meetings with management or the independent auditors.

Appendix B

ABGENIX, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
(effective as of February 11, 2004)

        There shall be a Committee of the Board of Directors to be known as the Governance Committee with purpose, composition, duties and responsibilities, as follows:

          1.    Purpose of the Committee.    The Committee shall establish and oversee a process for continuous improvement of the Corporation's governance practices to enhance the role of the Board of Directors as a source of competitive advantage and a strategic asset for the Corporation.

          2.    Composition.    The members of the Committee shall be appointed by the Board of Directors. The Committee will be composed of not less than two Board members. Each member of the Committee shall be an independent director, as that term is defined by the Board of Directors, consistent with current law. The Chairman of the Committee shall be designated by the Board of Directors. The Committee shall meet as needed. The Chairman of the Board, any member of the Committee or the Secretary of the Corporation may call meetings of the Committee.

          3.    Duties and Responsibilities.    The duties of the Committee shall include the following:

    •
    Review and make recommendations to the Board of Directors regarding the continuing size and composition of the membership of the Board, guidelines for membership, and the profile for prospective nominees to the Board, taking into account the needs of the Corporation generally and with respect to the operation of the Board.

    •
    Recommend to the Board of Directors, and periodically review, policies and procedures related to director nominations, stockholder communications with directors and director attendance at stockholder meetings.

    •
    Identify, screen and interview new Board candidates.

    •
    Recommend for approval by the Board of Directors those nominees for election to the Board of Directors to be identified as management's nominees in the Corporation's proxy statement.

    •
    Recommend to the Board of Directors processes and practices through which the Board will conduct its business.

    •
    Recommend to the Board of Directors the types, composition, responsibilities and functions of Board committees.

    •
    Recommend matters for consideration by the Board of Directors relating to function, structure and effectiveness of the Board.

    •
    Oversee the orientation and training of newly elected Board members.

    •
    Consider and make recommendations to the Board concerning questions of possible conflicts of interest of Board members and senior executives. The Committee shall have the responsibility and authority to review and approve related party transactions, as that term is used in SEC Regulation S-K, Item 404(a).

    •
    Coordinate the performance evaluations of the individual members of the Board of Directors and the Board as a whole and report to the Board of Directors annually concerning Board performance.

B-1

    •
    Assess effectiveness annually and update as appropriate the Corporation's written Statement of Corporate Governance Principles and recommend to the Board of Directors changes in the charter of the Committee.

    •
    Hire independently outside advisors and experts, if appropriate, and have open access to management personnel for purposes pertaining to Committee business.

    •
    Report to the Board of Directors concerning the Committee's activities.

B-2

PROXY

PROXY SOLICITED BY BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 7, 2004
ABGENIX, INC.

        The undersigned, revoking all prior proxies, hereby appoints Raymond M. Withy, Ph.D. and Susan L. Thorner, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of capital stock of Abgenix, Inc. (the "Company") of record in the name of the undersigned at the close of business on April 12, 2004, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday June 7, 2004, or at any adjournment or postponement thereof, upon the following matters:

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^    FOLD AND DETACH HERE    ^

Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

                    Please mark your votes as
                    indicated in this example ☒

		FOR ALL	WITHHOLD FOR ALL
ITEM 1.	ELECTION OF DIRECTORS	☐	☐	In their discretion, the proxies are authorized to vote upon such matters as may properly come before the Annual Meeting, or any adjournments thereof.
    Nominees:
    01 R. Scott Greer
    02 M. Kathleen Behrens, Ph.D.
    03 Raju S. Kucherlapati, Ph.D.
    04 Kenneth B. Lee, Jr.
    05 Mark B. Logan
    06 Thomas G. Wiggans
    07 Raymond M. Withy, Ph.D.

 FOR ALL NOMINEES EXCEPT THE FOLLOWING:
(Mark no box and write the name(s) of the nominee(s)
withheld in the space provided below.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

Signature(s)                                                                                                                  Dated                                        , 2004
 Please sign your name exactly as it appears above. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

^    FOLD AND DETACH HERE    ^

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE
BOARD OF DIRECTORS AND COMMITTEES
CODE OF ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
ANNUAL REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
ACCOUNTANTS
COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT
OTHER MATTERS
Appendix A
ABGENIX, INC. AUDIT COMMITTEE CHARTER (effective as of February 11, 2004)
Appendix B
ABGENIX, INC. NOMINATING AND GOVERNANCE COMMITTEE CHARTER (effective as of February 11, 2004)